SUMMIT INVESTMENT TRUST

Supplement Dated May 27, 1999
to Prospectus Dated September 30, 1998

	The Prospectus of Summit Investment Trust, dated September 30, 1998 is supplemented as follows. Capitalized terms not defined in this Supplement have the same meanings assigned to them in the Prospectus.

	The following sentence is added as a final bullet point prior to the final paragraph of the section entitled "Sales Charge Waivers Class A Shares" on page 25:

* For purchases made in connection with 401(k) plans, 403(b) plans and other employer-sponsored qualified retirement plans, "wrap" type programs, non-transactional fee fund programs, and programs offered by fee-based financial planners and other types of financial institutions (including omnibus service providers), the applicable sales charge may be waived. Transactions made through these programs may be subject to limitations or conditions and transaction fees or certain other fees imposed by the planner, broker or other financial institution offering the program.




Investors should retain this supplement with the prospectus for future reference.